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                                                           EXHIBIT 10.13

                                FIRST AMENDMENT
                                      TO
                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT dated as of February 4, 1997 is entered into by and among PEN-TAB INDUSTRIES, INC., a Delaware corporation (the "Borrower"), Pen-Tab Holdings, Inc. (formerly known as Pen-Tab Industries, Inc.), a Virginia corporation (the "Parent") and BANK OF AMERICA ILLINOIS (the "Bank").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower, the Parent and the Bank are parties to a certain Second Amended and Restated Loan and Security Agreement dated as of February 4, 1997 (herein called the "Credit Agreement"); and

     WHEREAS, the Borrower and the Parent wish to amend the Credit Agreement to contract the Termination Date and remove the commitment fee;

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Parent and the Bank hereby agree as follows:

     SECTION 1. AMENDMENTS
                ----------

     In reliance on the Borrower's and the Parent's warranties set forth in
Section 2 below, as of the date hereof the Credit Agreement is amended as
---------
follows:


     (a) the definition of Termination Date in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

     "Termination Date" means February 3, 1998.

     (b) Section 2.7 of the Credit Agreement is amended to read in its entirety as follows:

     Section 2.7 Intentionally Deleted.

     SECTION 2.        WARRANTIES.
                       ----------

     To induce the Bank to enter into this Amendment, the Borrower and the Parent warrant to the Bank as of the date hereof that:
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           (a)   The representations and warranties contained in the Credit
     Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

           (b)   No Default or Event of Default has occurred and is continuing.

           SECTION 3.  GENERAL.
                       -------

           (a) Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

           (b) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

           (c) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Parent and the Bank and the respective successors and assigns of such Persons.

           (d) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be and original, but all such counterparts shall together constitute but one and the same Amendment.



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Delivered at Chicago, Illinois, as of the date and year first above written.


                                        BANK OF AMERICA ILLINOIS

                                        By: /s/ L. Richard D. Donato
                                           -----------------------------
                                        Name:  L. Richard D. Donato
                                        Title: Vice President


                                        PEN-TAB INDUSTRIES, INC., a
                                        Delaware corporation

                                        By: /s/ William Leary
                                           -----------------------------
                                        Name:  William Leary
                                        Title: Vice President


                                        PEN-TAB HOLDINGS, INC. (formerly
                                        know as Pen-Tab Industries, Inc.),
                                        a Virginia Corporation


                                        By: /s/ William Leary
                                           -----------------------------
                                        Name:  William Leary
                                        Title: Vice President




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